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                                                                 EXHIBIT 10.29.1



                                FIRST AMENDMENT
                                     TO THE
                       LEAP WIRELESS INTERNATIONAL, INC.
                     EXECUTIVE OFFICER DEFERRED STOCK PLAN


               Leap Wireless International, Inc., a Delaware corporation (the "Company"), by resolution of its Board of Directors (the "Board"), previously adopted The Leap Wireless International, Inc. Executive Officer Deferred Stock Plan (the "Plan") for the benefit of the executive officers of the Company.

               In order to make certain changes to the Plan, this First Amendment to the Plan has been adopted by the Board, effective as of December 9, 1999. This First Amendment, together with the Plan, constitutes the Plan in its entirety.

        1. The second paragraph of the introduction to the Plan is hereby amended to read in its entirety as follows:

               The Plan is a nonqualified deferred compensation plan pursuant to which twenty-five (25%) of an executive officer's Bonus (as defined herein) will be deferred and converted into Share Units (as defined herein) credited to the officer's account under the Plan. Share Units will represent the right to receive shares of the Company's Common Stock, par value $0.0001 per share ("Common Stock"), in accordance with the Plan. The Plan also provides that an executive officer may elect to defer all or any portion of the remainder of such executive officer's Bonus and that the amounts deferred at the election of an executive officer will be converted into Share Units credited to the officer's account under the Plan. Finally, the Plan provides for additional Share Units that will be credited to the executive officer's account under the Plan, determined based on the executive officer's Bonus deferrals pursuant to the Plan. The Plan provides that the Share Units credited to an executive officer's account will be distributed to such executive officer upon the earlier of the date or dates designated by the officer or the officer's retirement, death, Disability (as defined herein) or other termination of employment.

        2. Section 1.19 of the Plan is hereby amended to read in its entirety as follows:

        Section 1.19 - Fair Market Value

               "Fair Market Value" as of a given date shall mean (a) the closing price of a share of Common Stock on the trading day prior to such date on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), or, if shares were not traded on the day prior to such date, then on the next preceding day on which trading occurred, or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day prior to such date as reported by NASDAQ or such successor quotation system, or (c) if Common Stock is not publicly traded on an exchange and not

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        quoted on NASDAQ or a successor quotation system, the fair market value of a share of Common Stock as established by the Administrator acting in good faith.

        3. Section 2.1 of the Plan is hereby amended to read in its entirety as follows:

        Section 2.1 - Requirements for Participation

               (a) An Employee who was an Executive Officer on December 9, 1999 shall be an Active Participant for the Plan Year ended on August 31, 1999.

               (b) An Employee who was an Executive Officer on December 9, 1999 shall be an Active Participant for the Plan Year beginning on September 1, 1999.

               (c) An Employee who on the first day of any Plan Year beginning after September 1, 1999 is an Executive Officer shall be an Active Participant for such Plan Year.

               (d) An Employee who is an Active Participant for any Plan Year shall not be an Active Participant for any subsequent Plan Year unless such Employee satisfies the requirements of subsection (b) or (c) with respect to such Plan Year.

        4. Subsection 2.3(c) of the Plan is hereby amended to read in its entirety as follows:

               (c) For purposes of this Article and Article VIII, the "Distribution Date" of an Active Participant for a Plan Year shall mean the first day of a calendar month designated by such Active Participant; provided, however, that such "Distribution Date" shall not be earlier than the third anniversary of the latest Bonus Payday for such Participant for such Plan Year and shall not be later than the tenth anniversary on the last Bonus Payday for such Participant for such Plan Year.

        5. Section 3.2 of the Plan is hereby amended to read in its entirety as follows:

        Section 3.2 - Voluntary Bonus Deferrals

               (a) An Active Participant for a Plan year beginning on or after September 1, 1999 may elect, in accordance with the Rules of the Plan, to defer to his Deferred Bonus Share Account an amount equal to any whole number percentage, which is not greater than seventy-five percent (75%) (or such other percentage as is established by the Administrator for such Plan Year), of his Bonus for such Plan Year.

               (b) An Active Participant's Bonus deferral election under subsection (a) shall be made on the form described in Section 2.3 and shall be delivered to the Administrator not later than the last day of the next preceding Plan Year; provided, however, that, for the Plan Year beginning on September 1, 1999, an Active Participant's Bonus deferral election under subsection (a) shall be delivered to the Administrator not later than August 31, 2000.



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        6. Section 4.1 of the Plan is hereby amended to read in its entirety as follows:

        Section 4.1 - Deferred Bonus Share Credits

               For each Bonus Payday for a Plan Year, an Active Participant's Deferred Bonus Share Account shall be credited with the number of whole Share Units equal to:

                      (a) the amount of such Active Participant's Deferred Bonus for such Bonus Payday, divided by

                      (b) the Fair Market Value on such Bonus Payday.

        Such Share Units shall be determined by rounding down, disregarding any fractional Share Unit and refunding the dollar amount, if any, of such Participant's Deferred Bonus which is not sufficient to purchase one full Share Unit, to the Participant for the Bonus Payday in question. Such Share Units shall be credited to the Active Participant's Deferred Bonus Share Account as of such Bonus Payday.

        7. Section 4.2 of the Plan is hereby amended to read in its entirety as follows:

        Section 4.2 - Matching Share Credits

               For each Bonus Payday for a Plan Year, an Active Participant's Matching Share Account shall be credited with the number of whole Share Units equal to twenty percent (20%) of the number of Share Units credited to such Active Participant's Deferred Bonus Share Account as of such Bonus Payday under Section 4.1. Such Share Units shall be determined by rounding down and disregarding any fractional Share Unit. Such Share Units earned shall be credited to the Active Participant's Matching Share Account as of such Bonus Payday.

        8. Section 7.1 of the Plan is hereby amended to read in its entirety as follows:

        Section 7.1 - Vesting of Accounts

               (a) Except as provided in Section 8.3, a Participant shall be Vested at all times in all of the Share Units credited to his Deferred Bonus Share Account.

               (b) Subject to Sections 8.3 and 8.4, a Participant shall become Vested in the Share Units credited to his Matching Share Account as of a Bonus Payday as follows:

                      (i) one-third of such Share Units credited as of a Bonus
               Payday shall become Vested on the first anniversary of such Bonus Payday; provided, however, that if the resulting number of Share Units then becoming Vested produces a fractional Share Unit, the fractional Share Unit shall be rounded up to the next whole number of Share Units,

                      (ii) one-third of such Share Units credited as of a Bonus
               Payday shall become Vested on the second anniversary of such Bonus Payday; provided however,



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               that if the resulting number of Share Units then becoming Vested produces a fractional Share Unit, the fractional Share Unit shall be rounded up to the next whole number of Share Units, and

                      (iii) one-third of such Share Units credited as of a Bonus
               Payday shall become Vested on the third anniversary of such Bonus Payday; provided however, that if the resulting number of Share Units then becoming Vested produces a fractional Share Unit, the fractional Share Unit shall be rounded down to the remaining number of Share Units credited to the Participant's Matching Share Account, so that the Participant shall become fully Vested in the Share Units credited to his Matching Share Account as of such Bonus Payday as of the third anniversary of such Bonus Payday.

        Any Share Units that are credited to a Participant's Matching Share Account as a result of any dividend or other distribution paid or distributed on shares of Common Stock, with respect to the Share Units credited on the record date of such dividend or distribution, in accordance with Section 6.2, shall become Vested on such date as the Share Units credited on the record date become Vested under this subsection.

        9. Section 8.1 of the Plan is hereby amended to read in its entirety as follows:

        Section 8.1 - Distribution Prior to Separation from the Service

               A Participant who has elected to receive the distribution of the Share Units credited for a Plan Year as of the Distribution Date for such Plan Year, and who has not had a Separation from the Service before such Distribution Date, shall receive a distribution of the Vested Share Units credited to his Accounts for such Plan Year (and any Share Units credited with respect thereto under Section 6.2), less any amounts required to be withheld by law, in one lump sum, not later than 30 days after the end of the calendar month in which such Distribution Date occurs. Such distribution shall be made by the Company in the form of whole shares of Common Stock. Such Participant's Accounts shall be debited the number of Share Units distributed.

        10. Section 8.2 of the Plan is hereby amended to read in its entirety as follows:

        Section 8.2 - Distribution on Separation from the Service

               A Participant who has a Separation from the Service (other than by reason of his death) shall receive a distribution of the Vested Share Units credited to his Accounts, less any amounts required to be withheld by law, in one lump sum, not later than 30 days after the end of the calendar month in which his Separation from the Service occurs. Such distribution shall be made by the Company in the form of whole shares of Common Stock. Such Participant's Accounts shall be debited the number of Share Units distributed.

        11. Subsection 9.2(a) of the Plan is hereby amended to read in its entirety as follows:

               (a) Upon the death of a Participant, the Vested Share Units credited to his Accounts, less any amounts required to be withheld by law, shall be distributed to such



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        Participant's Beneficiary or Beneficiaries designated under Section 9.1, in one lump sum, not later than 30 days after the end of the calendar month in which such Participant's death occurs. In the event that the Participant has failed to designate a Beneficiary, or no Beneficiary survives the Participant, the Share Units credited to his Accounts, less any amounts required to be withheld by law, shall be distributed to such Participant's estate, in one lump sum, not later than 30 days after the end of the calendar month in which the Participant's death occurs. Such distribution shall be made by the Company in the form of whole shares of Company Stock. Such Participant's Accounts shall be debited the number of Shares distributed.

        12. Subsection 11.5(e)(ii) of the Plan is hereby amended by replacing the phrase "subsection (c) below" with the phrase "subsection (iii) below" in the fifth sentence thereof.

               Executed as of January 4, 2000 at San Diego, California.

                                        LEAP WIRELESS INTERNATIONAL, INC.


                                        By: /s/ James E. Hoffmann
                                            ------------------------------------

                                              Title:  Sr. Vice President
                                                      --------------------------



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